SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2008

THORNBURG MORTGAGE, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-11914	85-0404134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Washington Avenue, Suite 302 Santa Fe, New Mexico	87501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (505) 989-1900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On June 12, 2008, Thornburg Mortgage, Inc. (the “Company”) issued a Press Release announcing the Company’s financial results for the first quarter ended March 31, 2008. A copy of the Press Release has been furnished as an exhibit to this report and is incorporated by reference herein.

The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed or furnished pursuant to the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such document.

The Press Release in Exhibit 99.1 includes forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are based on current expectations, estimates and projections, and are not guarantees of future performance, events or results. The words “believe,” “anticipate,” “intend,” “aim,” “expect,” “will,” “strive,” “target,” “project,” “have confidence” and similar words identify forward-looking statements. These forward-looking statements are based on management’s current expectations and are subject to uncertainty and changes in circumstance due to a number of factors, including but not limited to: the impact of the accounting for the March 31, 2008 financing transaction and the Override Agreement; potential delays in the completion of the financial reporting work by the company and the completion of the first quarter review by our outside auditors; general economic conditions; ongoing volatility in the mortgage and mortgage-backed securities industry; the company’s ability to meet the ongoing conditions of the Override Agreement; the company’s ability to obtain shareholder approval of an increase in authorized shares; the company’s ability to complete the tender offer for its outstanding preferred stock; market prices for mortgage securities, interest rates, the availability of ARM securities and loans for acquisition and other risk factors discussed in the company’s SEC reports, including its most recent annual report on Form 10-K/A, its Proxy Statement for its Annual Meeting to be held on June 12, 2008 and its Registration Statement on Form S-3. These forward-looking statements speak only as of the date on which they are made and except as required by law, the company does not intend to update such statements to reflect events or circumstances arising after such date.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is furnished as part of this report in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Name of Exhibit
99.1	Press Release of Thornburg Mortgage, Inc., dated June 12, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THORNBURG MORTGAGE, INC.

Date: June 12, 2008	By:	/s/ Larry Goldstone
Larry Goldstone, Chief Executive Officer and President

EXHIBIT INDEX

EXHIBIT NUMBER	NAME OF EXHIBIT
99.1	Press Release of Thornburg Mortgage, Inc., dated June 12, 2008.